UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Krispy Kreme, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Krispy Kreme doughnuts
P.O. BOX 8016, CARY, NC 27512-9903
Krispy Kreme, Inc.
Important Notice Regarding the Availability of Proxy Materials
Stockholders Meeting to be held on June 22, 2023
For Stockholders of record as of April 24, 2023
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, go to: www.proxydocs.com/DNUT
To vote your proxy while visiting this site, you will need the
12-digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/DNUT
Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 12, 2023.
To order paper materials, use one of the following methods.
INTERNET www.investorelections.com/DNUT
When requesting via the Internet or telephone, you will need the 12-digit control number located in the shaded box above.
TELEPHONE (866) 648-8133
* E-MAIL paper@investorelections.com
* If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Krispy Kreme, Inc.
Meeting Type: Annual Meeting of Stockholders Date: Thursday, June 22, 2023 Time: 10:00 AM, Eastern Time
Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/DNUT for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/DNUT
SEE REVERSE FOR FULL AGENDA

Krispy Kreme, Inc.
Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL
1. To elect 11 directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified;
1.01 Michael Tattersfield
1.02 Olivier Goudet
1.03 Marissa Andrada
1.04 David Bell
1.05 David Deno
1.06 Paul Michaels
1.07 Gerhard Pleuhs
1.08 Debbie S. Roberts
1.09 Lubomira Rochet
1.10 Philip Telfer
1.11 Michelle Weese
2. To approve an advisory resolution regarding KKI’s executive compensation;
3. To ratify the appointment of Grant Thornton LLP as KKI’s independent registered public accounting firm for fiscal year 2023; and
4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.